UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FIDELITY BANCORP, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

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Supplement, dated January 12, 2012, to the Proxy Statement
for the 2012 Annual Meeting of Stockholders,
dated January 11, 2012

The Notice of Annual Meeting of Stockholders and Proxy Statement for the 2012 Annual Meeting of Stockholders sent to stockholders on January 11, 2012 incorrectly stated the record date for stockholders entitled to notice of and to vote at the 2012 Annual Meeting.  This supplement revises the disclosure in the section entitled “VOTING AND PROXY PROCEDURES – Who Can Vote at the Annual Meeting” to read as follows:

You are only entitled to vote at the Annual Meeting if our records show that you held shares of our common stock, $0.01 par value (the “Common Stock”), as of the close of business on December 15, 2011  (the “Record Date”). If your shares are held by a broker or other intermediary, you can only vote your shares at the Annual Meeting if you have a properly executed proxy from the record holder of your shares (or their designee). As of the Record Date, a total of 3,064,362 shares of Common Stock were outstanding. Each share of Common Stock has one vote.

A corrected Notice of Annual Meeting of Stockholders is attached.

FIDELITY BANCORP, INC.
1009 Perry Highway
Pittsburgh, Pennsylvania 15237

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 14, 2012

NOTICE IS HEREBY GIVEN that the 2012 Annual Meeting of Stockholders of Fidelity Bancorp, Inc. (the “Company”) will be held at the Perrysville Branch of Fidelity Bank, PaSB, 1009 Perry Highway, Pittsburgh, Pennsylvania on Tuesday, February 14, 2012, at 5:00 p.m., eastern time, for the following purposes:

(1)	To elect two directors;

(2)	To approve a non-binding advisory resolution on executive compensation;

(3)	To ratify the appointment of S.R. Snodgrass, A.C. as the Company’s auditors for the fiscal year ending September 30, 2012; and

(4)	To transact any other business that may properly come before the Annual Meeting.

Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Other than procedural matters, the Board of Directors is not aware of any other business to come before the Annual Meeting. Stockholders of record at the close of business on December 15, 2011 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

Your vote is very important, regardless of the number of shares you own. We encourage you to vote by proxy so that your shares will be represented and voted at the Annual Meeting even if you cannot attend in person. All stockholders of record can vote by written proxy card.  To obtain directions to the Annual Meeting and vote in person, please call 412-367-3300.  However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Richard L. Barron

Richard L. Barron
Secretary
Pittsburgh, Pennsylvania
January 11, 2012
Important Notice Regarding Internet
Availability of Proxy Materials
For the Shareholder Meeting to be
Held on February 14, 2012

The Proxy Statement and Annual Report to
Stockholders are available at
www.fidelitybancorp-pa.com/proxy.asp.